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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 4, 2005



                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                       1-1638                  95-4352386
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)

                  717 Texas Avenue
                     Suite 3100
                   Houston, Texas                                77002
        (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item  2.02.     Results of Operations and Financial Conditions

     The information included in this Current Report on Form 8-K, including the attached exhibits, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

     On November 4, 2005, Cheniere Energy, Inc. (the "Company") issued a press release announcing the Company's results of operations for the third quarter ended September 30, 2005. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety.


Item 9.01.      Financial Statements and Exhibits.

c) Exhibits

Exhibit
Number                  Description
------                  -----------

99.1                    Press Release, dated November 4, 2005 (filed herewith).




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CHENIERE ENERGY, INC.


     Date: November 4, 2005                 By: /s/ Don A. Turkleson
                                                --------------------------------
                                                Name: Don A. Turkleson
                                                Title: Senior Vice President and
                                                       Chief Financial Officer


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EXHIBIT INDEX


Exhibit
Number          Description
-------         -----------

99.1            Press Release, dated November 4, 2005 (filed herewith).